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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 28, 2001

ARCHSTONE-SMITH TRUST

(Exact name of registrant as specified in its charter)

              Maryland                                    1-16755                                  84-1592064
   (State or other jurisdiction of                   (Commission File Number)                      (I.R.S. employer
   incorporation or organization)                                                                 identification no.)

         7670 South Chester Street                                                                      80112
           Englewood, Colorado                                                                       (Zip Code)
  (Address of principal executive offices)

Registrant's telephone number, including area code: (303) 708-5959

(Former name or former address, if changed since last report)

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ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

c.          Exhibits

99.1      Presentation Materials, including notes

ITEM 9.      REGULATION FD DISCLOSURE

          In October 2001, Archstone-Smith Trust ("Archstone-Smith"), merged with Charles E. Smith Residential Realty, Inc. ("Smith Residential") with Archstone-Smith surviving the merger, and Archstone Communities Trust ("Archstone") merged with Charles E. Smith Residential Realty L.P. with Archstone surviving the merger and the combined company was renamed Archstone-Smith Operating Trust.

          Archstone-Smith is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 includes information that Archstone-Smith will present to current and prospective investors and analysts who may be interested in Archstone-Smith and its business. Archstone-Smith first presented this information to these persons on November 28, 2001.

Note: The information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section or of section 11 of the Securities Act of 1933 and shall not be deemed incorporated by reference into any registration statements filed under the Securities Act of 1933. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

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SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARCHSTONE-SMITH TRUST

BY:      /S/ CHARLES E. MUELLER, JR.
Charles E. Mueller, Jr.
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

Date: November 28, 2001
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INDEX TO EXHIBITS

99.1      Presentation Materials

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